                                                                 EXHIBIT 10.1.5



                       AMENDMENT NO. 5 TO CREDIT AGREEMENT

         This AMENDMENT No. 5 TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of February 12, 1999, among COMMUNICATIONS & POWER INDUSTRIES, INC. (the "Borrower"), COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, CPI SUBSIDIARY HOLDINGS INC., COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC., COMMUNICATIONS & POWER INDUSTRIES ASIA INC., COMMUNICATIONS & POWER INDUSTRIES ITALIA S.R.L., COMMUNICATIONS & POWER INDUSTRIES EUROPE LIMITED, COMMUNICATIONS & POWER INDUSTRIES CANADA INC., COMMUNICATIONS & POWER INDUSTRIES AUSTRALIA PTY LIMITED, CPI SALES CORP. (collectively, the "Obligors"), BANKERS TRUST COMPANY, as agent (the "Agent"), and the various lenders (the "Lenders") from time to time party to the Credit Agreement, dated as of August 11, 1995 (as the same has been amended and modified through the date hereof, the "Agreement"), among the Obligors, the Agent and the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Obligors, the Agent and the Lenders desire to amend certain provisions of the Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

         2. Effectiveness of this Amendment. This Amendment shall become effective and the Agreement shall be deemed amended as provided herein as of December 31, 1998 on the first date (the "Effective Date") on which each of the following conditions shall be satisfied or waived:

                  (a) Execution of Amendment. Each Obligor, the Agent and the Required Lenders shall have executed a copy of this Amendment (whether the same or different copies) and shall have delivered the same to the Agent.

                  (b) No Default; Representations and Warranties. The Required Lenders shall be satisfied that, on the Effective Date and after giving effect to this Amendment, (i) there shall exist no Default or Event of Default and (ii) the representations and warranties of each Obligor, each Guarantor and each Pledgor contained in the Loan Documents to which such Person is a party are true and correct in all material respects as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date).

                  (c) Amendment Fee. For consenting to the amendments contained in this Amendment, each Lender that executes this Amendment shall have received on the Effective Date a fee in immediately available funds equal to the product of (i) 0.25% and (ii) the aggregate amount of such Lender's Commitments.

                  (d) Other Payments. The Agent and each Lender shall have received all other amounts, if any, amounts owing from the Obligors to such Person through and including the Effective Date.

                  3. Amendments. As of December 31, 1998:

                  (a) Annex A to the Agreement shall be amended by:

                           (i) deleting the defined terms: "Consolidated Fixed
                  Charges", "Consolidated Net Worth" and "Fixed Charge Coverage Ratio";

                           (ii) adding the following defined term after the
                  defined term "Currency Agreement": `"Current Maturities of Funded Indebtedness" shall have the meaning provided in ANNEX F.'; and

                           (iii) adding the following defined term after the
                  defined term "Letters of Credit": `"Leverage Ratio" shall have the meaning provided in ANNEX F.'.

                           (b) Annex F to the Agreement shall be deleted in its
                  entirety and Exhibit A to this Amendment shall be substituted therefor.

                  4. Representations and Warranties. Each Obligor makes, as of the Effective Date, each of the representations and warranties set forth in
Section 3 of the Agreement, and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety, provided that references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Amendment.

                  5. Miscellaneous.

                           (a) Except as expressly modified by this Amendment,
                  the Agreement and Schedules and Annexes thereto shall continue to be and remain in full force and effect in accordance with their terms. Any future reference to the Agreement and Schedules and Annexes thereto shall, from and after the Effective Date, be deemed to be a reference to the Agreement and Schedules and Annexes thereto as amended by this Amendment.

                           (b) This Amendment may be executed in any number of
                  counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                           (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
                  IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

         (d) This Amendment may be executed by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                  COMMUNICATIONS & POWER
                                  INDUSTRIES, INC.



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:   Lynn E. Harvey
                                      Title:  Chief Financial Officer,
                                              Treasurer and Secretary


                                  COMMUNICATIONS & POWER
                                  INDUSTRIES HOLDING CORPORATION



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: Chief Financial Officer, Treasurer
                                             and Secretary


                                  CPI SUBSIDIARY HOLDINGS INC.



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: Secretary

                                  COMMUNICATIONS & POWER
                                  INDUSTRIES INTERNATIONAL INC.



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: Secretary


                                  COMMUNICATIONS & POWER
                                  INDUSTRIES ASIA INC.


                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: Treasurer


                                  COMMUNICATIONS & POWER
                                  INDUSTRIES ITALIA S.R.L.


                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: (Per Power of Attorney)


                                  COMMUNICATIONS & POWER
                                  INDUSTRIES EUROPE LIMITED



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: Secretary

                                  COMMUNICATIONS & POWER
                                  INDUSTRIES CANADA INC.



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: Vice President


                                  COMMUNICATIONS & POWER
                                  INDUSTRIES AUSTRALIA
                                  PTY LIMITED



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: (Per Power of Attorney)


                                  CPI SALES CORP.



                                  By  /s/LYNN E. HARVEY
                                      -----------------------------------------
                                      Name:  Lynn E. Harvey
                                      Title: Secretary and Treasurer


                                  BANKERS TRUST COMPANY,
                                  as Lender and as Agent


                                  By  /s/MARY JO JOLLY
                                      -----------------------------------------
                                      Name:  Mary Jo Jolly
                                      Title: Assistant Vice President

                                  DRESDNER BANK AG,
                                  New York Branch and
                                  Grand Cayman Branch



                                  By
                                    -------------------------------------------
                                      Name:
                                      Title:



                                  By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                  U.S. BANK NATIONAL ASSOCIATION
                                  (f/k/a FIRST BANK NATIONAL ASSOCIATION)



                                  By  /s/KURT D. EGERTSON
                                      -----------------------------------------
                                      Name:  Kurt D. Egertson
                                      Title: Vice President

                                  MERRILL LYNCH SENIOR FLOATING
                                  RATE FUND, INC.



                                  By  /s/GILLES MARCHAND
                                      -----------------------------------------
                                      Name:  Gilles Marchand, CFA
                                      Title: Authorized Signatory

                                  ROYALTON COMPANY


                                  By PACIFIC INVESTMENT MANAGEMENT
                                  COMPANY, as Investment Adviser



                                  By  /s/BRADLEY W. PAULSON
                                      -----------------------------------------
                                      Name:  Bradley W. Paulson
                                      Title: Vice President

                                  SENIOR DEBT PORTFOLIO


                                  By BOSTON MANAGEMENT AND RESEARCH,
                                  as Investment Adviser



                                  By  /s/SCOTT H. PAGE
                                      -----------------------------------------
                                      Name:  Scott H. Page
                                      Title: Vice President


                                  EATON VANCE SENIOR INCOME TRUST


                                  By EATON VANCE MANAGEMENT
                                  as Investment Adviser



                                  By  /s/SCOTT H PAGE
                                      -----------------------------------------
                                      Name:   Scott H. Page
                                      Title:  Vice President

                                  UNION BANK OF CALIFORNIA, N.A.



                                  By  /s/STEPHEN R. SWEENEY
                                      -----------------------------------------
                                      Name:   Stephen R. Sweeney
                                      Title:  Vice President

                                       F-8
                                     ANNEX F
                                       to
                                Credit Agreement

                               FINANCIAL COVENANTS


         Each of the following covenants shall be calculated in accordance with GAAP, consistently applied:

         1. Borrower will not permit Consolidated EBITDA for any Test Period determined as of the last day of the applicable Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:

                                             Consolidated
                     Fiscal Quarter             EBITDA
                     --------------          ------------
                        Q1, 1999             $33,000,000
                        Q2, 1999             $33,000,000
                        Q3, 1999             $33,000,000
                        Q4, 1999             $33,000,000

                        Q1, 2000             $33,000,000
                        Q2, 2000             $33,000,000
                        Q3, 2000             $34,000,000
                        Q4, 2000             $35,000,000

                        Q1, 2001             $35,000,000
                        Q2, 2001             $35,000,000
                        Q3, 2001             $36,000,000
                        Q4, 2001             $37,000,000

                        Q1, 2002             $37,000,000
                        Q2, 2002             $37,000,000
                        Q3, 2002             $38,000,000
                        Q4, 2002             $39,000,000

         2. Borrower will not permit the Interest Coverage Ratio for any Test Period determined as of the last day of the applicable Fiscal Quarter set forth below to be less than the ratio set forth opposite such Fiscal Quarter:


                   Fiscal Quarter                   Ratio
                   --------------                   -----
                      Q1, 1999                     2.0:1.0
                      Q2, 1999                     2.0:1.0
                      Q3, 1999                     2.0:1.0
                      Q4, 1999                     2.1:1.0

                      Q1, 2000                     2.1:1.0
                      Q2, 2000                     2.2:1.0
                      Q3, 2000                     2.3:1.0
                      Q4, 2000                     2.4:1.0

                      Q1, 2001                     2.5:1.0
                      Q2, 2001                     2.6:1.0
                      Q3, 2001                     2.7:1.0
                      Q4, 2001                     2.8:1.0

                      Q1, 2002                     2.9.1.0
                      Q2, 2002                     3.0:1.0
                      Q3, 2002                     3.0:1.0
                      Q4, 2002                     3.0:1.0

         3. Borrower will not permit the Leverage Ratio for any Test Period determined as of the last day of the applicable Fiscal Quarter set forth below to be less than the ratio set forth opposite such Fiscal Quarter:


                  Fiscal Quarter                    Ratio
                  --------------                    -----
                      Q1, 1999                     4.7:1.0
                      Q2, 1999                     4.7:1.0
                      Q3, 1999                     4.6:1.0
                      Q4, 1999                     4.5:1.0

                      Q1, 2000                     4.5:1.0
                      Q2, 2000                     4.3:1.0
                      Q3, 2000                     4.1:1.0
                      Q4, 2000                     3.9.1.0

                      Q1, 2001                     3.8:1.0
                      Q2, 2001                     3.6:1.0
                      Q3, 2001                     3.4:1.0
                      Q4, 2001                     3.2:1.0

                      Q1, 2002                     3.0:1.0
                      Q2, 2002                     3.0:1.0
                      Q3, 2002                     3.0:1.0
                      Q4, 2002                     3.0:1.0

         4. Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any Fiscal Year (taken as one accounting period) Parent and its Subsidiaries may make Capital Expenditures so long as such Capital Expenditures do not exceed in any such Fiscal Year set forth below the amount set forth opposite such Fiscal Year below:


                 Fiscal Year                  Amount
                 -----------                  ------
                     1998                  $12,000,000
                     1999                  $13,000,000
                     2000                  $13,000,000
                     2001                  $13,000,000
                     2002                  $13,000,000

To the extent that the amount of Capital Expenditures made by Obligors during any Fiscal Year set forth in the table above is less than the amount applicable to the respective Fiscal Year set forth in the table above (without giving effect to any increase in such amount as provided below), the lesser of (a) such unused amount and (b) 25% of the respective scheduled amount (such lesser amount, the "Rollover Amount") may be carried forward and utilized by Obligors to make additional Capital Expenditures in the immediately succeeding Fiscal Year, provided that no amount once carried forward to the next Fiscal Year may be carried forward to a Fiscal Year thereafter, provided further, that Capital Expenditures made during any Fiscal Year shall be first deemed made in respect of the Rollover Amount and then deemed made in respect of the scheduled amount permitted for such Fiscal Year.

         As used in this ANNEX F and the Agreement, the following terms shall have the meanings herein specified unless the context otherwise requires:

         "Acquisition" shall mean from and after December 31, 1998, any acquisition by any Obligor of an equity interest in (whether by purchase of such equity interest or merger, consolidation or other similar transaction), or all or substantially all of the assets of, or any smaller portion that constitutes an operating unit or division or, any Person as permitted pursuant to the Agreement.

         "Acquisition EBITDA" of a Target for a period shall mean the Consolidated EBITDA of such Target for such period based on historical financial statements for such Target previously delivered to the Lenders, it being understood that Acquisition EBITDA shall not include any income, expenses or other items relating to assets not acquired in the applicable Acquisition.

         "Capital Expenditures" shall mean, on a Consolidated basis for Parent and its Subsidiaries without duplication, all payments or accruals (including the incurrence of Capital Lease Indebtedness) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP; provided, that the term "Capital Expenditures" shall not include expenditures permitted under Section 5.5(d) for the purchase, replacement or restoration of assets from the proceeds of any insurance or condemnation award.

         "Consolidated Current Assets" shall mean, at any time, the current assets (other than cash, Cash Equivalents and deferred income taxes to the extent included in current assets) of Parent and its Subsidiaries at such time determined on a Consolidated basis.

         "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of Parent and its Subsidiaries determined on a Consolidated basis, but excluding deferred income taxes and the current portion of and accrued but unpaid interest on any Indebtedness under the Agreement and any other Funded Indebtedness which would otherwise be included therein.

         "Consolidated EBITDA" shall mean, without duplication for any period, Consolidated Net Income adjusted by adding (to the extent deducted in computing Consolidated Net Income) or subtracting (to the extent added in computing Consolidated Net Income) thereto the following on a Consolidated basis for such period for Parent and its Subsidiaries: (a) provisions for taxes based on income and foreign withholding taxes for such period, (b) Consolidated Interest Expense and interest income for such period, and (c) the amount of all depreciation expense and amortization expense that was deducted in determining Consolidated Net Income for such period; in each case determined without giving effect (to the extent reflected in Consolidated Net Income for such period) to (i) any extraordinary gains or losses, (ii) gains or losses from sales of assets (other than sales of Inventory in the ordinary course of business), (iii) any write-off of in-process research and development made in connection with the Acquisition,
(iv) any write-up of Inventory made in connection with the Acquisition, and (v) any other non-recurring charges (including fees and closing costs in connection with the Acquisition); provided, however, that for purposes of calculating the Leverage Ratio only, Consolidated EBITDA shall include Acquisition EBITDA for the applicable four Fiscal Quarter period of each Target acquired during or after such period to the extent such Acquisition EBITDA has not otherwise been taken into account in the calculation of Consolidated EBITDA.

         "Consolidated Interest Expense" shall mean, for any period, the sum of
(a) the total interest expense (including that attributable to Capital Leases in accordance with GAAP) of Parent and its Subsidiaries determined on a Consolidated basis with respect to all outstanding Indebtedness of Parent and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs or benefits under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, but excluding, however, amortization of deferred financing costs, original issue discount and any interest expense on deferred compensation arrangements to the extent included in total interest expense and (b) the cash dividends, if any, paid by the Parent in respect of its Stock during such period.

         "Current Maturities of Funded Indebtedness" shall mean at any time and with respect to any item of Funded Indebtedness, the portion of such Funded Indebtedness outstanding at such time which by the terms of such Funded Indebtedness or the terms of any instrument or agreement relating thereto is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the Obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time

         "Consolidated Net Income" shall mean, for any period, the net income (or loss), after provision for taxes, of Parent and its Subsidiaries on a Consolidated basis for such period taken as a single accounting period but excluding any unrealized losses and gains for such period resulting from mark-to-market of any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

         "Excess Cash Flow" shall mean, for any period an amount equal to the greater of zero or,

         (a) the sum of, without duplication:

                  (i) Consolidated Net Income for such period; plus

                  (ii) the amount of all non-cash charges (including, without limitation or duplication, depreciation, amortization and non-cash components of interest expense) which reduce Consolidated Net Income for such period; plus

                  (iii) the decrease, if any, in Working Capital from the first day to the last day of such period; plus

                  (iv) the decrease in the principal amount of loans to Parent and employees or officers of the Obligors (to the extent such loans were permitted by the Agreement) from the first day to the last day of such period; plus

                  (v) the decrease in any deferred tax assets and long-term cash assets (not including pension funds) from the first day to the last day of such period; plus

                  (vi) the increase in any deferred tax liabilities and long-term cash liabilities (not including Indebtedness) from the first day to the last day of such period;

               minus, without duplication (b) the sum of:

                  (i) an amount equal to all Capital Expenditures made during such period that were not financed by Indebtedness (including Capital Lease Indebtedness but excluding Loans hereunder); plus

                  (ii) the amount of all non-cash charges (including, without limitation or duplication, depreciation, amortization and non-cash components of interest expense) which increase Consolidated Net Income for such period; and

                  (iii) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of Borrower and its Subsidiaries (other than repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (A) required pursuant to Section 1.4(d) of the Agreement or (B) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of the Revolving Credit Loan, only to the extent accompanied by a voluntary reduction to the Maximum Revolving Credit Commitment)) during such period; plus

                  (iv) the increase, if any, in Working Capital from the first day to the last day of such period; plus

                  (v) the increase in the principal amount of loans to Parent and employees or officers of the Obligors (to the extent such loans were permitted by the Agreement) from the first day to the last day of such period; plus

                  (vi) the increase in any deferred tax assets and long-term cash assets (not including pension funds) from the first day to the last day of such period; plus

                  (vii) the decrease in any deferred tax liabilities and long-term cash liabilities (not including Indebtedness) from the first day to the last day of such period; plus

                  (viii) the aggregate amount of cash dividends or other cash distributions on the capital stock of Borrower paid by Borrower, to the extent permitted by the Agreement, during such period.

         "Funded Indebtedness" shall mean, with respect to Parent and its Subsidiaries on a Consolidated basis, all Indebtedness of such Obligors (other than Indebtedness in respect of undrawn letters of credit which shall, for purposes of calculating the Leverage Ratio, be excluded from Funded Indebtedness) which by its terms or by the terms of any instrument or agreement related thereto has a final stated maturity which is more than one year from, or is directly renewable or extendible at the option of any such Obligor to a date more than one year from (including an option of any such Obligor under a revolving credit or similar agreement obligating the lender or lenders thereunder to extend credit over a period of one year or more from) the date of the creation thereof, provided that Funded Indebtedness shall include, as at any date of determination, Current Maturities of Funded Indebtedness.

         "Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense for such period.

         "Leverage Ratio" shall mean, for any period, the ratio of (a) Funded Indebtedness as of the last day of such period to (b) Consolidated EBITDA for such period.

         "Q1" shall mean, for any Fiscal Year, the first Fiscal Quarter of such Fiscal Year.

         "Q2" shall mean, for any Fiscal Year, the second Fiscal Quarter of such Fiscal Year.

         "Q3" shall mean, for any Fiscal Year, the third Fiscal Quarter of such Fiscal Year.

         "Q4" shall mean, for any Fiscal Year, the fourth Fiscal Quarter of such Fiscal Year.

         "Target" shall mean the Person an equity interest in (whether by purchase of such equity interest or merger, consolidation or other similar transaction) which is to be acquired, or the Person whose assets are to be acquired, in any Acquisition.

         "Test Period" shall mean, as of the end of any Fiscal Quarter, the immediately preceding four (4) Fiscal Quarters, including the Fiscal Quarter then ending, taken as one period.

         "Working Capital" shall mean, as of any date or determination, Consolidated Current Assets less Consolidated Current Liabilities, in each case, as of such date.